UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2007

MYRIAD GENETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Wakara Way

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 584-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

On November 1, 2007, Myriad Genetics, Inc. announced its financial results for the three months ended September 30, 2007. The earnings release is attached hereto as an exhibit to this Current Report on Form 8-K and is being furnished pursuant to this Item 2.02 as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B-2 of Form 8-K, the information set forth in Item 2.02 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01	Other Events.

In its earnings release dated November 1, 2007 attached hereto as Exhibit 99.1, the Company also provided an update on its lead therapeutic candidate, Flurizan™, and its pre-clinical product candidate Vivecon™, under the heading “Drug Development Update.” The Company hereby incorporates such information by reference into this Item 8.01 of this Current Report on Form 8-K.

In its earnings release dated November 1, 2007 attached hereto as Exhibit 99.1, the Company also announced, under the heading “Management Change,” the retirement of Jay M. Moyes as Chief Financial Officer and Treasurer and the promotion of James S. Evans, the Company’s current Vice President of Finance, to fill those roles, each effective as of November 1, 2007. The Company hereby incorporates such information by reference into this Item 8.01 of this Current Report on Form 8-K.

The portions of the press release incorporated by reference into Item 8.01 of this Current Report on Form 8-K are being filed pursuant to Item 8.01.

ITEM 9.01	Financial Statements and Exhibits.

(d)

Exhibit Number	Description
99.1	Earnings release dated November 1, 2007 for the three months ended September 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: November 1, 2007	By:	/s/ Peter D. Meldrum
Peter D. Meldrum
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Earnings release dated November 1, 2007 for the three months ended September 30, 2007.